                                                                    Exhibit 10.1

                      AMENDMENT NO. 3 TO CREDIT AGREEMENT



          This AMENDMENT NO. 3 TO CREDIT AGREEMENT is entered into as of this 23rd day of May, 1997 (this "Amendment") by and between WILSONS LEATHER HOLDINGS INC., a Minnesota corporation ("Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, as Swing Line Lender and as Agent for Lenders, and the other Lenders signatory hereto. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meaning ascribed to them in the Credit Agreement (as hereinafter defined).

                                    RECITALS

          WHEREAS, Borrower, GE Capital, certain Credit Parties and Lenders are parties to a Credit Agreement dated as of May 25, 1996, as amended by that certain Amendment No. 1 to Credit Agreement dated as of July 11, 1996 and that certain Amendment No. 2 to Credit Agreement dated as of October 22, 1996 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

          WHEREAS, Newco desires to enter into an agreement with its preferred shareholders whereby all of Newco's outstanding Series A Preferred Stock (the "Series A Preferred") would be exchanged for 617,083 shares of Newco's common stock (the "Preferred Stock Exchange"); and

          WHEREAS, Newco is contemplating an initial public offering (the "IPO") of units (the "Units") consisting of its common stock (the "IPO Stock") and warrants to purchase its common stock (the "Warrants"), which offering would not constitute a Qualified Public Offering; and

          WHEREAS, in connection with the Preferred Stock Exchange, Borrower has requested certain waivers by Lenders; and

          WHEREAS, in connection with the IPO, Borrower and Lenders desire to modify certain provisions of the Credit Agreement relating to the capital structure of Newco and issuance of its shares.

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein, and for good and valuable consideration, the parties hereto agree as follows:

          1. Lenders hereby waive any breach of the Credit Agreement that may occur by reason of the Preferred Stock Exchange, and hereby acknowledge that upon consummation of the Preferred Stock Exchange, Disclosure Schedule 3.8 to the Credit

Agreement shall be deemed amended to reflect the exchange of all of the outstanding Series A Preferred for 617,083 shares of Newco's common stock.


          2. Effective immediately prior to the closing of the IPO, for purposes of any supplemental disclosure required by Section 5.6 of the Credit Agreement, the second and third sentences of Section 3.8 shall be deemed to read as follows:

          All of the issued and outstanding Stock of each of Borrower, Parent and Store Guarantors is owned by the stockholders and in the amounts set forth on Disclosure Schedule 3.8. There are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which Borrower, Parent or any Store Guarantor may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities of its Subsidiaries.

          3.   Effective immediately prior to the closing of the IPO, Section
6.5 of the Credit Agreement is hereby deleted in its entirety and in its place the following is hereby inserted:

          6.5 Capital Structure and Business. No Credit Party shall make any changes in any of its business objectives, purposes or operations which could in any way adversely affect the repayment of the Loans or any of the other Obligations or could have or result in a Material Adverse Effect. None of Borrower, Parent or any Store Guarantor shall (a) make any change in its capital structure as described on Disclosure Schedule 3.8 (including a change in capital structure effected through the issuance of any shares of Stock, warrants or other securities convertible into Stock or any revision of the terms of its outstanding Stock), or (b) amend its charter or bylaws in a manner which would adversely affect the Agent or Lenders or Borrower's, Parent's or Store Guarantors' duty or ability to repay the Obligations; provided, however, that nothing herein shall prohibit a merger or consolidation otherwise permitted by Section 6.1 hereof. No Credit Party shall engage in any business other than the businesses currently engaged in by it or businesses reasonably related thereto.

          4.   Effective immediately prior to the closing of the IPO, Section
6.8 of the Credit Agreement is hereby amended by (i) deleting that portion of such Section 6.8 appearing after the caption and prior to "(a)" and inserting in its place the following:

          No Credit Party shall sell, transfer, convey, assign or otherwise dispose of any of its properties or other assets, including the capital Stock of any of its Subsidiaries, or any of their Accounts, other than as permitted under Section 6.1 and and (ii) adding the following at the end of such Section 6.8:

          None of Borrower, Parent or any Store Guarantor shall sell or issue any of its capital Stock (other than directors' qualifying shares) to any person other than a Credit Party.

          5. Lenders hereby acknowledge that they have received notice of the corporate mergers and name changes described on Exhibit A hereto and that the requirements of Section 6.16 of the Credit Agreement with respect thereto have been met.

          6. This Amendment may be executed in counterparts with each such counterpart considered an original and all such counterparts constituting one and the same document. THE TERMS OF THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS (EXCLUSIVE OF ANY RULES AS TO CONFLICT OF LAWS) AND THE LAWS OF THE UNITED STATES APPLICABLE THEREIN. Except as specifically amended hereby, the Credit Agreement remains in full force and effect.

                            [signature pages follow]

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                       WILSONS LEATHER HOLDINGS INC.

                                       By:    /s/ Douglas J. Treff
                                           -------------------------------------

                                       Title: CFO, VP Finance
                                              ----------------------------------


                                       GENERAL ELECTRIC CAPITAL
                                         CORPORATION, as Agent, Lender and Swing
                                         Line Lender

                                       By:    /s/ C. L. Midkiff
                                           -------------------------------------

                                       Title:
                                              ----------------------------------


                                       BANK BOSTON, as Lender

                                       By:    /s/ Ella Tilsta
                                           -------------------------------------

                                       Title: Director
                                              ----------------------------------


                                       SANWA BUSINESS CREDIT CORPORATION,
                                         as Lender

                                       By:    /s/ Michael J. Cop
                                           -------------------------------------

                                       Title: 1st V.P.
                                              ----------------------------------


                                       SIGNET BANK, as Lender

                                       By:    /s/ Mara L. Suroanski
                                           -------------------------------------

                                       Title: Asst Vice President
                                              ----------------------------------

                              THE CIT GROUP/BUSINESS CREDIT, INC.,
                                as Lender

                              By: /s/ Allison Friedman
                                  -----------------------------------

                              Title: Assistant Secretary
                                     --------------------------------


                              TRANSAMERICA BUSINESS CREDIT
                                CORPORATION, as Lender

                              By: /s/ Thomas V. Fernandez
                                  -----------------------------------

                              Title: Senior Account Executive
                                     --------------------------------


                              CORESTATES BANK N.A., as Lender

                              By: /s/ Myron Landau
                                  -----------------------------------

                              Title: VP
                                     --------------------------------


                              BANKAMERICA BUSINESS CREDIT, INC.,
                                as Lender

                              By: /s/ Thomas G. Sullivan
                                  -----------------------------------

                              Title: Vice President
                                     --------------------------------


                              FIRST BANK NATIONAL ASSOCIATION,
                                as Lender

                              By: /s/ Robert E. Lercli, Jr.
                                  -----------------------------------

                              Title: S.V.P.
                                     --------------------------------

                                                                       EXHIBIT A

                MERGERS AND NAME CHANGES ASSOCIATED WITH MERGERS


1.  Alabama:

    Survivor: Wilsons Leather of Alabama Inc. (f/k/a Riverchase Wilsons, Inc.) Merged into Survivor: Madison Square Wilsons, Inc.

2.  Connecticut:

    Survivor: Wilsons Leather of Connecticut Inc. (f/k/a Crystal Waterford Wilsons, Inc.)
    Merged into Survivor:  Buckland Hills Pelle Cuir, Inc.
                           Danbury Fair Wilsons, Inc.
                           Meriden Square Wilsons, Inc.
                           Trumbull Park Wilsons, Inc.
                           Wilsons/Georgetown Leather Design of
                           Farmington, CT., Inc.
                           Wilsons/Georgetown Leather Design of
                           Stamford, CT., Inc.

3.  Florida:

    Survivor: Wilsons Leather of Florida Inc. (f/k/a Mall at 163rd St. Wilsons, Inc.)
    Merged into Survivor:  Bayside Tannery West, Inc.
                           Governor's Square Wilsons, Inc.
                           Orlando Fashion Wilsons, Inc.
                           Sawgrass Mills Bermans Outlet, Inc.

4.  Georgia:

    Survivor: Wilsons Leather of Georgia Inc. (f/k/a Town Center Wilsons, Inc.) Merged into Survivor: Atlanta Airport Concourse T Wilsons, Inc.
                           Augusta Mall Wilsons, Inc.
                           Concourse A Wilsons, Inc.
                           Cumberland Wilsons, Inc.
                           Gwinnett Place Wilsons, Inc.
                           Hartsfield Atrium Wilsons, Inc.
                           Macon Mall Wilsons, Inc.
                           North Point Wilsons, Inc.
                           Peachtree Mall Wilsons, Inc.

5.  Indiana:

    Survivor: Wilsons Leather of Indiana Inc. (f/k/a Southlake Wilsons, Inc.) Merged into Survivor: Indianapolis Wilsons, Inc.

6.   Iowa:

     Survivor:  Wilsons Leather of Iowa Inc. (f/k/a Southern Hills Wilsons,
                                                Inc.)
     Merged into Survivor:  Council Bluffs Wilsons, Inc.
                            Lindale Wilsons, Inc.
                            Old Capital Center Wilsons, Inc.
                            Valley West Wilsons, Inc.

7.   Louisiana:

     Survivor:  Wilsons Leather of Louisiana Inc. (f/k/a Acadiana Mall Wilsons,
                                                     Inc.)
     Merged into Survivor:  Cortana Mall Wilsons, Inc.
                            Oakwood Wilsons, Inc.

8.   Maryland:

     Survivor:  Wilsons Leather of Maryland Inc. (f/k/a St. Charles Wilsons,
                                                    Inc.)
     Merged into Survivor:  Annapolis Mall Wilsons, Inc.
                            Eastpoint Wilsons, Inc.
                            Laurel Mall Wilsons, Inc.
                            Marley Station Wilsons, Inc.
                            Salisbury Centre Wilsons, Inc.
                            Wilsons/Georgetown Leather Design of Bethesda, MD.,
                              Inc.
                            Wilsons/Georgetown Leather Design of Columbia, MD.,
                              Inc.
                            Wilsons/Georgetown Leather Design of Gaithersburg,
                              MD., Inc.
                            Wilsons/Georgetown Leather Design of Landover, MD.,
                              Inc.
                            Wilsons/Georgetown Leather Design of Owings, MD.,
                              Inc.
                            Wilsons/Georgetown Leather Design of Towson, MD.,
                              Inc.

9.   Massachusetts:

     Survivor:  Wilsons Leather of Massachusetts Inc. (f/k/a Liberty Tree Mall
                                                         Wilsons, Inc.)
     Merged into Survivor:  Arsenal Wilsons, Inc.
                            Auburn Wilsons, Inc.
                            Braintree Tannery West, Inc.
                            Cambridge Galleria Wilsons, Inc.
                            Eastfield Wilsons, Inc.
                            Emerald Square Wilsons, Inc.
                            Holyoke Wilsons, Inc.
                            Lanesborough Berkshire Mall Wilsons, Inc.
                            Leominster Wilsons, Inc.
                            Natick Mall Wilsons, Inc.
                            North Dartmouth Wilsons, Inc.
                            Northshore Wilsons, Inc.
                            Square One Wilsons, Inc.
                            Swansea Wilsons, Inc.

10.  Michigan:

     Survivor: Wilsons Leather of Michigan Inc. (f/k/a Fairlane Wilsons, Inc.) Merged into Survivor: Birchwood Mall Wilsons, Inc.
                            Briarwood Wilsons, Inc.
                            Burton Wilsons, Inc.
                            Eastland (Mich.) Wilsons, Inc.
                            Fashion Square-Saginaw Wilsons, Inc.
                            Genesee Valley Wilsons, Inc.
                            Grand Rapids Wilsons, Inc.
                            Grand Traverse Wilsons, Inc.
                            Lakeview Square Wilsons, Inc.
                            Lansing Mall Wilsons, Inc.
                            Midland Mall Wilsons, Inc.
                            Portage Wilsons, Inc.
                            Taylor Township Wilsons, Inc.
                            Twelve Oaks Tannery West, Inc.
                            Wayne County Wilsons, Inc.
                            Westland-Detroit Wilsons, Inc.

11.  New Jersey:

     Survivor:  Wilsons Leather of New Jersey Inc. (f/k/a Wilsons/Georgetown
                                                      Leather Design of
                                                      Woodbridge, NJ., Inc.)
     Merged into Survivor:  Bridgewater Commons Wilsons, Inc.
                            Brunswick Square Wilsons, Inc.
                            Cherry Hill Wilsons, Inc.
                            Garden State Tannery West, Inc.
                            Hamilton Wilsons, Inc.
                            Livingston Mall Wilsons, Inc.
                            Menlo Park Wilsons, Inc.
                            Newport City Wilsons, Inc.
                            Ocean County Wilsons, Inc.
                            Paramus Park Wilsons, Inc.
                            Phillipsburg Wilsons, Inc.
                            Raceway Wilsons, Inc.
                            Rockaway Tannery West, Inc.
                            Willowbrook Wilsons, Inc.
                            Woodbridge Mall Wilsons, Inc.

12.  New York:

     Survivor:  Wilsons Leather of New York Inc. (f/k/a Smith Haven Tannery
                                                    West, Inc.)
     Merged into Survivor:  Avenue of the Americas Wilsons, Inc.)
                            Bayshore Wilsons, Inc.)
                            Champlain Centre Wilsons, Inc.)
                            Chautauqua Wilsons, Inc.)
                            Colonie Wilsons, Inc.)
                            Cross County Wilsons, Inc.)
                            Eastview Wilsons, Inc.)
                            Flatbush Wilsons, Inc.)
                            Green Acres Wilsons, Inc.)
                            Henrietta Wilsons, Inc.
                            Irondequoit Wilsons, Inc.
                            Jefferson Yorktown Wilsons, Inc.
                            Long Ridge Wilsons, Inc.
                            Nanuet Tannery West, Inc.
                            Newburgh Mall Wilsons, Inc.
                            Onondaga County Wilsons, Inc.
                            Poughkeepsie Galleria Wilsons, Inc.
                            Rd. Square Wilsons, Inc.
                            Roosevelt Field Tannery West, Inc.
                            Roosevelt Field Wilsons, Inc.
                            Salmon Run Wilsons, Inc.
                            Shoppingtown Wilsons, Inc.
                            Smith Haven Wilsons, Inc.
                            Staten Island Wilsons, Inc.
                            Steinway Street Wilsons, Inc.
                            St. Laurence Wilsons, Inc.
                            White Plains Galleria, Wilsons, Inc.

13.  North Carolina:

     Survivor:  Wilsons Leather of North Carolina Inc. (f/k/a Cary Town Wilsons,
                                                          Inc.)
     Merged into Survivor:  Carolina Place Wilsons, Inc.
                            Cross Creek Mall Wilsons, Inc.
                            Eastland Mall Wilsons, Inc.
                            Four Seasons Wilsons, Inc.
                            Northgate-Durham Wilsons, Inc.
                            South Square Wilsons, Inc.
                            Hanes Mall Wilsons, Inc.

14.  Ohio:

     Survivor:  Wilsons Leather of Ohio Inc. (f/k/a Clermont County Wilsons,
                                                Inc.)
     Merged into Survivor:  Kenwood Wilsons, Inc.
                            Parmatown Wilsons, Inc.
                            Sandusky Mall Wilsons, Inc.

15.  Pennsylvania:

     Survivor:  Wilsons Leather of Pennsylvania Inc. (f/k/a South Hills Wilsons,
                                                        Inc.)
     Merged into Survivor:  Beaver Valley Wilsons, Inc.
                            Berkshire Wilsons, Inc.
                            Franklin Mills Bermans Outlet, Inc.
                            Harrisburg Wilsons, Inc.
                            King of Prussia Wilsons, Inc.
                            Monroeville Wilsons, Inc.
                            Neshaminy Wilsons, Inc.
                            Park City Wilsons, Inc.
                            Philadelphia Gallery Wilsons, Inc.
                            Pittsburgh Airport Wilsons, Inc.
                            Ross Park Wilsons, Inc.
                            Wilsons/Georgetown Leather Design of King of
                              Prussia, PA., Inc.
                            Wilsons/Georgetown Leather Design of Willow Grove,
                              PA., Inc.
                            York Mall Wilsons, Inc.

16.  Rhode Island:

     Survivor:  Wilsons Leather of Rhode Island Inc. (f/k/a Midland Mall Wilsons
                                                        House of Suede, Inc.)
     Merged into Survivor:  Rhode Island-Warwick Wilsons House of Suede, Inc.
                            Snyder Leather of Warwick, RI., Inc.

17.  Tennessee:

     Survivor:  Wilsons Leather of Tennessee Inc. (f/k/a Wilsons/Georgetown
                                                     Leather Design of
                                                     Nashville, TN., Inc.)
     Merged into Survivor:  Hamilton Place Wilsons, Inc.
                            Hickory Ridge Bermans, Inc.
                            Bellevue Bermans Inc.

18.  Texas:

     Survivor: Wilsons Leather of Texas Inc. (f/k/a Cielo Vista Wilsons, Inc.) Merged into Survivor: Barton Creek Wilsons, Inc.
                            Hulen Mall Wilsons, Inc.
                            Ingram Park Wilsons, Inc.
                            Irving Wilsons, Inc.
                            Laredo Wilsons, Inc.
                            Sharpstown Wilsons, Inc.
                            Tyler Wilsons, Inc.

19.  Virginia:

     Survivor:  Wilsons Leather of Virginia Inc. (f/k/a Military Circle Wilsons,
                                                    Inc.)
     Merged into Survivor:  Landmark Center (VA.) Wilsons, Inc.
                            Pentagon City Tannery West, Inc.
                            Roanoke Wilsons, Inc.
                            Spotsylvania Wilsons, Inc.
                            Wilsons/Georgetown Leather Design of Arlington, VA.,
                              Inc.
                            Wilsons/Georgetown Leather Design of Dale City, VA.,
                              Inc.
                            Wilsons/Georgetown Leather Design of Fairfax, VA.,
                              Inc.
                            Wilsons/Georgetown Leather Design of McLean, VA.,
                              Inc.
                            Wilsons/Georgetown Leather Design of Springfield,
                              VA., Inc.

20.  West Virginia:

     Survivor:  Wilsons Leather of West Virginia Inc. (f/k/a Parkersburg
                                                         Wilsons, Inc.)
     Merged into Survivor:  Huntington-West VA., Wilsons, Inc.

21.  Wisconsin:

     Survivor:  Wilsons Leather of Wisconsin Inc. (f/k/a Janesville Wilsons,
                                                     Inc.)
     Merged into Survivor:  Capitol Court Wilsons, Inc.

22.  All Other States:

     Survivor:  River Hills Wilsons, Inc.
     Merged into Survivor:  Metro Wilsons, Inc.
                            Paradise Valley Wilsons, Inc.
                            Scottsdale Wilsons, Inc.
                            Tucson Mall Wilsons, Inc.
                            Antelope Valley Wilsons, Inc.
                            Arden Fair Wilsons, Inc.
                            Baldwin Hills Wilsons, Inc.
                            Bayshore (C.A.) Wilsons, Inc.
                            Carson Wilsons, Inc.
                            Chula Vista Wilsons, Inc.
                            County Fair Wilsons, Inc.
                            Del Amo Bermans, Inc.
                            Escondido Wilsons, Inc.
                            Great Mall Snyder Leather Outlet, Inc.
                            Hanford Wilsons, Inc.
                            Lakewood Wilsons, Inc.
                            Long Beach Wilsons, Inc.
                            Main Place Wilsons, Inc.
                            Mission Valley Wilsons, Inc.
                            Montclair Wilsons, Inc.
                            Montebello Wilsons, Inc.
                            Northgate Wilsons, Inc.
                            North County Fair Tannery West, Inc.
                            Oakridge Wilsons, Inc.
                            Parkway Plaza Wilsons, Inc.
                            Sacramento Wilsons, Inc.
                            San Leandro Wilsons, Inc.
                            Santa Anita Wilsons, Inc.
                            Santa Maria Wilsons, Inc.
                            Santa Rosa Wilsons, Inc.
                            Serramonte Wilsons, Inc.
                            Sherwood Wilsons, Inc.
                            Sierra Vista Wilsons, Inc.
                            Solano Mall Wilsons, Inc.
                            Stoneridge Tannery West, Inc.
                            Stonewood Wilsons, Inc.
                            The Oaks Wilsons, Inc.
                            Tyler Mall Wilsons, Inc.
                            Victor Valley Wilsons, Inc.
                            West Covina Wilsons, Inc.
                            Yuba City Wilsons, Inc.

                            Boulder Wilsons, Inc.
                            Foothills Wilsons, Inc.
                            Southwest Plaza Wilsons, Inc.
                            Westminster (Colo.) Wilsons, Inc.
                            Wilsons/Georgetown Leather Design of
                            Denver, CO., Inc.
                            Boise Wilsons, Inc.
                            Carbondale IL., Wilsons, Inc.
                            Century City Wilsons, Inc.
                            Charlestowne Wilsons, Inc.
                            Chicago Ridge Wilsons, Inc.
                            Chicago Yard Wilsons, Inc.
                            Ford City Pelle Cuir, Inc.
                            Golf Mill Wilsons, Inc.
                            Gurnee Mills Bermans Outlet, Inc.
                            Machesney Wilsons, Inc.
                            Orland Sq. Wilsons, Inc.
                            Randhurst Wilsons, Inc.
                            Spring Hill Wilsons, Inc.
                            Stratford Square Wilsons, Inc.
                            Touhy Avenue Pelle Cuir, Inc.
                            Towne East Wilsons, Inc.
                            Auburn-Maine Wilsons, Inc.
                            Bangor Mall Wilsons, Inc.
                            Maine Mall Wilsons, Inc.
                            Ridgedale Tannery West, Inc.
                            Dakota Square Wilsons, Inc.
                            Crossroads Wilsons, Inc.
                            Oakview Wilsons, Inc.
                            Fox Run Wilsons, Inc.
                            Mall of Manchester Wilsons, Inc.
                            Pheasant Wilsons, Inc.
                            Rockingham Park Wilsons, Inc.
                            Steeplegate Wilsons, Inc.
                            Coronado Wilsons, Inc.
                            Boulevard Mall Wilsons, Inc.
                            Park Lane Wilsons, Inc.
                            Rogue Valley Wilsons, Inc.
                            Rushmore Mall Wilsons, Inc.
                            Crossroads Wilsons, Inc.
                            Fashion Place Wilsons, Inc.
                            Layton Hills Wilsons, Inc.
                            University Mall Wilsons, Inc.
                            Bellis Fair Wilsons, Inc.
                            Cascade Mall Wilsons, Inc.
                            Great Northwest Bermans Outlet, Inc.

                            Kelso Wilsons, Inc.
                            Kitsap Mall Wilsons, Inc.
                            Northtown Wilsons, Inc.
                            South Hill (WA) Wilsons, Inc.
                            Tacoma Wilsons, Inc.
                            Vancouver Mall Wilsons, Inc.
                            Yakima Wilsons, Inc.

                     NAME CHANGES AND NEWLY-FORMED ENTITIES


1.   Arkansas:

     Name Change:  Wilsons Leather of Arkansas Inc. (f/k/a Park Plaza Wilsons,
                                                       Inc.)

2.   Delaware:

     Name Change:  Wilsons Leather of Delaware Inc. (f/k/a Christiana Wilsons,
                                                       Inc.)

3.   Mississippi:

     Newly-Formed Entity:  Wilsons Leather of Mississippi Inc.

4.   Missouri:

     Name Change:  Wilsons Leather of Missouri Inc. (f/k/a Wilsons/Georgetown
                                                       Leather Design of St.
                                                       Louis, MO., Inc.)

5.   South Carolina:

     Name Change:  Wilsons Leather of South Carolina Inc. (f/k/a Haywood
                                                             Wilsons, Inc.)

6.   Vermont:

     Name Change:  Wilsons Leather of Vermont Inc. (f/k/a Burlington Wilsons,
                                                      Inc.)